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                                                                                                         Exhibit(h)(18)

                                                FUND ACCOUNTING AGREEMENT




                                        EXHIBIT A as Amended through January 3, 2005


SCUDDER ADVISOR FUNDS (FORMERLY, BT INVESTMENT FUNDS)                  SCUDDER INVESTMENT PORTFOLIOS
Cash Management Fund Investment                                        (FORMERLY, BT INVESTMENT PORTFOLIOS)
Tax Free Money Fund Investment
NY Tax Free Money Fund Investment
Treasury Money Fund Investment                                         U.S. Bond Index Portfolio
International Equity Fund--Class A, B and C                            EAFE(R) Equity Index Portfolio
International Equity Fund--Investment Class                            PreservationPlus Portfolio
                                                                       PreservationPlus Income Portfolio

Mid Cap Growth Fund (formerly, Mid Cap Fund) - Class A, B,
C, and R, Investment Class and Institutional Class                     SCUDDER MG INVESTMENTS TRUST (FORMERLY, MORGAN
Lifecycle Mid Range--Investment Class                                  GRENFELL INVESTMENT TRUST)
Lifecycle Short Range--Investment Class                                International Select Equity Fund
Small Cap Growth Fund (formerly, Small Cap Fund) - Class A,
B,  C, S, R, and AARP, and Investment Class and                        Emerging Markets Debt Fund
Institutional Class PreservationPlus Income--Class A and C,            Fixed Income Fund
and Investment Class                                                   Municipal Bond Fund
                                                                       Short Duration Fund (formerly, Short-Term Fixed Income
                                                                       Fund)
SCUDDER ADVISOR FUNDS II (FORMERLY, BT ADVISOR FUNDS)                  Short-Term Municipal Bond Fund
EAFE Equity Index--- Institutional Class (formerly, Premier            High Income Plus Fund (formerly, High Yield Bond Fund)
Class)                                                                 Micro Cap Fund
U.S. Bond Index--- Institutional Class (formerly, Premier              Total Return Bond Fund
Class)

                                                                       CASH RESERVE FUND, INC. (FORMERLY, DEUTSCHE BANK ALEX.
SCUDDER ADVISOR FUNDS III (FORMERLY, BT PYRAMID MUTUAL                 BROWN CASH RESERVE FUND, INC.)
FUNDS)                                                                          Prime Series
Money Market Investment                                                         Treasury Series
Lifecycle Long Range Fund (formerly, Asset Management                           Tax-Free Series
Fund)- Institutional Class (formerly, Premier Class) and
Investment Class
PreservationPlus--Investment Class                                     SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.
PreservationPlus--Institutional Class                                  (FORMERLY, FLAG INVESTORS COMMUNICATIONS FUND, INC.)


SCUDDER INSTITUTIONAL FUNDS (FORMERLY, BT INSTITUTIONAL                SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.
FUNDS)                                                                 (FORMERLY, FLAG INVESTORS VALUE BUILDER FUND, INC.)
Cash Management Fund Institutional
Cash Reserves Fund Institutional                                       SCUDDER RREEF REAL ESTATE FUND, INC.


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Treasury Money Fund Institutional                                      (FORMERLY, REAL ESTATE SECURITIES FUND, INC.)
International Equity Fund Institutional Class
Equity 500 Index Fund - Institutional Class (formerly,
Premier Class)                                                          SCUDDER RREEF REAL ESTATE FUND II, INC.
Equity 500 Index Fund--Investment Class

                                                                        SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.
Daily Assets Fund Institutional                                         (FORMERLY, FLAG INVESTORS EQUITY PARTNERS FUND, INC.)


Commodity Securities Fund                                               SCUDDER INVESTORS FUNDS, INC. (FORMERLY, DEUTSCHE
                                                                        INVESTORS FUNDS, INC.)
                                                                                 Global Biotechnology Fund
SCUDDER RREEF SECURITIES TRUST
RREEF Real Estate Securities Fund
                                                                        SCUDDER INVESTMENTS VIT FUNDS (FORMERLY, DEUTSCHE ASSET
                                                                            MANAGEMENT VIT FUNDS)
SCUDDER CASH MANAGEMENT PORTFOLIO (FORMERLY, CASH                       Real Estate Securities Portfolio
MANAGEMENT PORTFOLIO)                                                   VIT EAFE Equity Index Fund
                                                                        VIT Equity 500 Index Fund
                                                                        VIT Small Cap Index Fund
SCUDDER TREASURY MONEY PORTFOLIO (FORMERLY, TREASURY MONEY
PORTFOLIO)


SCUDDER INTERNATIONAL EQUITY PORTFOLIO (FORMERLY,
INTERNATIONAL EQUITY PORTFOLIO)


SCUDDER EQUITY 500 INDEX PORTFOLIO (FORMERLY, EQUITY 500
INDEX PORTFOLIO)


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